UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    Form 8-K

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               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) November 13, 1996


                        CADMUS COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)



             Virginia               0-12954             54-1274108
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(State or other jurisdiction of    (Commission        (I.R.S. Employer
 incorporation or organization)    File Number)     Identification Number)



6620 West Broad Street, Suite 240, Richmond, Virginia           23230
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     (Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code      (804) 287-5680
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Item 5.       Other Events.

On November 13, 1996, C. Stephenson Gillispie, Jr., Chairman, President, and Chief Executive Officer of Cadmus Communications Corporation (the "Company"), gave the speech attached hereto as Exhibit 99 at the Company's 1996 Annual Meeting of Shareholders.





Item 7.       Exhibits.

         Exhibit 99                 Prepared Remarks from Annual Meeting



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                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on November 22, 1996.


                   CADMUS COMMUNICATIONS CORPORATION


                   By: /s/ C. Stephenson Gillispie, Jr.
                       -------------------------------------------------
                       C. Stephenson Gillispie, Jr.
                       Chairman, President, and Chief Executive Officer






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                                  Exhibit Index


         Exhibit


99       Prepared Remarks from Annual Meeting